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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 26, 2004

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                    001-11077               22-2722773
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       (State or Other                (Commission            (IRS Employer
Jurisdiction of Incorporation)        File Number)       Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 491-7761

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On August 26, 2004, DVI, DVI FS and DVI BC filed their respective Monthly Operating Reports with the U.S. Bankruptcy Court and the U.S. Trustee for the period from July 1, 2004 through July 31, 2004.

Item 9.01 Financial Statements and Exhibits

      (a) Exhibits

          99.1     -    DVI, Inc. Monthly Operating Report for the period from
                        July 1, 2004 to July 31, 2004.

          99.2     -    DVI Financial Services Inc. Monthly Operating Report for
                        the period from July 1, 2004 to July 31, 2004.

          99.3     -    DVI Business Credit Corporation Monthly Operating Report
                        for the period from July 1, 2004 to July 31, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVI, INC.

                                                 By: /s/ Montgomery W. Cornell
                                                     ---------------------------
                                                     Montgomery W. Cornell
                                                     Chief Restructuring Officer

Dated: August 30, 2004